UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 23, 2003

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware	68-0383530
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670 (916) 638-4744
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 5.        Other Events

On September 23, 2003 we issued a press release announcing the sale of our DentalMate business.  Our press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)          Exhibits

The following exhibit is filed herewith:

99.1                           Press Release issued by VantageMed Corporation dated September 23, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

	By:	/s/ Richard M. Brooks
Dated: September 25, 2003		Richard M. Brooks,
Chief Executive Officer

EXHIBIT INDEX

99.1   Press Release issued by VantageMed Corporation dated September 23, 2003.